                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1

         THIS AMENDMENT NO. 1 (this "Amendment") dated as of September 29, 1999, to the Credit Agreement referenced below, is by and among RAILWORKS CORPORATION, a Delaware corporation (the "Domestic Borrower"), the Subsidiaries of the Borrower identified herein, the Lenders identified herein, BANK OF AMERICA CANADA, as Canadian Administrative Agent, and BANK OF AMERICA, N.A., as Domestic Administrative Agent. Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $90 million credit facility has been extended to the Borrower and certain of its Subsidiaries pursuant to the terms of that Amended and Restated Credit Agreement dated as of August 5, 1999 (as amended and modified, the "Credit Agreement") among the Domestic Borrower, Gantrex RW Company and RailWorks Canada Company, as Canadian Borrowers, certain other Subsidiaries of the Domestic Borrower identified therein, the Lenders identified therein, First Union National Bank, as Documentation Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America, N.A., as Domestic Administrative Agent;

         WHEREAS, the Domestic Borrower issued $125 million in Senior Subordinated Notes on April 15, 1999 pursuant to the Senior Subordinated Note Indenture (as defined below);

         WHEREAS, the Domestic Borrower has made arrangements to issue an additional $50 million in Senior Subordinated Notes pursuant to the Senior Subordinated Note Indenture;

         WHEREAS, the Credit Parties have requested certain modifications to the Credit Agreement in connection with the issuance of the additional $50 million in Senior Subordinated Notes;

         WHEREAS, the requested modifications require the consent of the Required Lenders;

         WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Subclause (i) of clause (f) of Section 8.1 of the Credit Agreement is amended to read as follows:

                     (i) the Senior Subordinated Notes in an aggregate
                  principal amount of up to US$175 million (and renewals, refinancing and refundings of the then outstanding principal amount the terms of subordination of which shall be identical in all material respects to the terms of subordination under the Senior Subordinated Notes (and the indenture relating thereto) and on other terms and conditions no less favorable to the Lenders than the terms and conditions contained in the Senior Subordinated Notes (and the indenture relating thereto); and

         2. The additional $50 million in Senior Subordinated Notes will be issued by the Domestic Borrower pursuant to the Indenture dated as of April 7, 1999 among RailWorks Corporation, the guarantors named therein and First Union National Bank, as Trustee ("Senior Subordinated Note Indenture"). As required in the definition of "Subordinated Debt," consent is given hereby to the terms of subordination, and the other terms and conditions, of the additional $50 million in Senior Subordinated Notes as set forth in the Senior Subordinated Note Indenture.

         3. Certain Property of certain of the Domestic Credit Parties is subject to the UCC-1 financing statements identified on Schedule A hereto. The Credit Parties hereby represent and warrant to the Agents and the Lenders that the Indebtedness secured by such Liens has been paid and satisfied in full. In reliance on such representation and warranty, the Required Lenders agree to allow the Credit Parties until December 15, 1999 to deliver to the Domestic Administrative Agent original UCC-3 termination statements (executed by the Secured Party) for each of the UCC-1 financing statements identified on Schedule A hereto. The Credit Parties agree that the failure of the Credit Parties to deliver such UCC-3 termination statements or to otherwise resolve the issues relating thereto to the satisfaction of the Domestic Administrative Agent on or before December 15, 1999 shall constitute an Event of Default under the terms of the Credit Agreement.

         4. Certain Property of Neosho Construction Company, Inc., a Domestic Subsidiary of the Domestic Borrower, is subject to the UCC-1 financing statements identified on Schedule B hereto. The Required Lenders agree to allow the Credit Parties until October 29, 1999 to deliver to the Administrative Agent original UCC-3 releases (executed by the Secured Party) for each of the UCC-1 financing statements identified on Schedule B hereto. Such UCC-3 releases shall expressly release from the security interest of the Secured Party all Property of the Debtor other than fixed assets financed by the Indebtedness secured by such security interest. The Credit Parties agree that the failure of the Credit Parties to deliver such UCC-3 releases or to otherwise resolve the issues relating thereto to the satisfaction of the Domestic Administrative Agent on or before October 29, 1999 shall constitute an Event of Default under the terms of the Credit Agreement.

         5. Pursuant to that Post-Closing Letter dated as of August 4, 1999 (the "Post-Closing Letter") between the Domestic Borrower, the Canadian Administrative Agent and the Domestic Administrative Agent, the Domestic Administrative Agent, on behalf of the Domestic Lenders, and the Canadian Administrative Agent, on behalf of the Canadian Lenders, agreed to allow the Credit Parties until September 3, 1999 to satisfy certain conditions set forth in the Post-Closing Letter and the Domestic Borrower agreed that the failure to satisfy all of the conditions set forth in the Post-Closing letter by September 3, 1999 would constitute an Event of Default under the Credit Agreement. The Credit Parties have not satisfied certain of the conditions set forth in the Post-Closing Letter; the conditions which have not been satisfied are set forth on Schedule B hereto. The Required Lenders agree (a) to waive any Default or Event of Default which may have existed solely as a result of the Credit Parties' failure to satisfy all of the conditions set forth in the Post-Closing Letter by September 3, 1999 and (b) to allow the Credit Parties until October 29, 1999 to satisfy the conditions set forth on Schedule B hereto. The Credit Parties agree that the failure of the Credit Parties to satisfy the conditions set forth on Schedule B hereto or to otherwise resolve the issues relating thereto to the satisfaction of the Domestic Administrative Agent on or before October 29, 1999 shall constitute an Event of Default under the terms of the Credit Agreement.

         6. Certain Property of certain of the Canadian Credit Parties is subject to the PPSA financing statements identified on Schedule C hereto. The Credit Parties hereby represent and warrant to the Agents and the Lenders that the Indebtedness secured by such Liens has been paid and satisfied in full. In reliance on such representation and warranty, the Required Lenders agree to allow the Credit Parties until December 15, 1999 to deliver to the Domestic Administrative Agent original, executed PPSA termination statements for each of the PPSA financing statements identified on Schedule C hereto. The Credit Parties agree that the failure of the Credit Parties to deliver such PPSA termination statements or to otherwise resolve the issues relating thereto to the satisfaction of the Domestic Administrative Agent on or before December 15, 1999 shall constitute an Event of Default under the terms of the Credit Agreement.

         7. This Amendment shall be effective upon satisfaction of the following conditions:

            (a) execution of this Amendment by the Credit Parties and the Required Lenders; and

            (b) receipt by the Administrative Agent of a certificate executed by a Responsible Officer of the Domestic Borrower (i) demonstrating that, after giving effect to the issuance of the additional $50 million in Senior Subordinated Notes, the Domestic Borrower will be in compliance with each of the financial covenants in
         Section 7.9 of the Credit Agreement and (ii) certifying that, after giving effect to the issuance of the additional $50 million in Senior Subordinated Notes, no Default or Event of Default will exist.

         8. The Credit Parties hereby affirm (i) the representations and warranties set out in Section 6 of the Credit Agreement are true and correct as of the date hereof (except those which expressly relate to an earlier period) and (ii) no Default or Event of Default presently exists.

         9. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

         10. The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Agreement and the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

         11. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

         12. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         13. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         14. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment No. 1 to be duly executed and delivered as of the date first above written.

DOMESTIC
BORROWER:                           RAILWORKS CORPORATION,
                                    a Delaware corporation

                                    By: /s/ Michael R. Azarela
                                       ----------------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President and
                                            Chief Financial Officer

CANADIAN
BORROWERS:                          GANTREX RW COMPANY,
                                    a Nova Scotia unlimited liability company

                                    By: /s/ Michael R. Azarela
                                       ----------------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President and
                                            Chief Financial Officer

                                    RAILWORKS CANADA COMPANY,
                                    a Nova Scotia unlimited liability company

                                    By: /s/ Michael R. Azarela
                                       ----------------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President and
                                            Chief Financial Officer

                           [Signature Pages Continue]

DOMESTIC
GUARANTORS:
                                    ALPHA-KEYSTONE ENGINEERING, INC.,
                                    a Pennsylvania corporation
                                    ANNEX RAILROAD BUILDERS, INC.,
                                    an Indiana corporation
                                    ARMCORE ACQUISITION CORP.,
                                    a Delaware corporation
                                    ARMCORE RAILROAD CONTRACTORS, INC.,
                                    an Illinois corporation
                                    BIRMINGHAM WOOD, INC.,
                                    an Alabama corporation
                                    COMSTOCK HOLDINGS INC.,
                                    a Delaware corporation
                                    COMTRAK CONSTRUCTION, INC.,
                                    a Georgia corporation
                                    CONDON BROTHERS, INC.,
                                    a Washington corporation
                                    CPI CONCRETE PRODUCTS INCORPORATED,
                                    a Tennessee corporation
                                    EARL CAMPBELL CONSTRUCTION COMPANY, INC., a Texas corporation
                                    FCM RAIL, LTD., a Michigan corporation
                                    F&V METRO CONTRACTING CORP.,
                                    a New York corporation
                                    GANTREX CORPORATION,
                                    a Pennsylvania corporation
                                    H.P. MCGINLEY INC.,
                                    a Pennsylvania corporation
                                    IMPULSE ENTERPRISES OF NEW YORK, INC.,
                                    a New York corporation
                                    KENNEDY RAILROAD BUILDERS, INC.,
                                    a Pennsylvania corporation
                                    M-TRACK ENTERPRISES, INC.,
                                    a New York corporation
                                    MCCORD TREATED WOOD, INC.,
                                    an Alabama corporation
                                    MERIT RAILROAD CONTRACTORS, INC.,
                                    a Missouri corporation

                                    By: /s/ Michael R. Azarela
                                       ----------------------------------------
                                    Name:  Michael R. Azarela
                                    Title: Executive Vice President of each
                                           of the foregoing Domestic Guarantors


                           [Signature Pages Continue]

                               MIDWEST CONSTRUCTION SERVICES, INC.,
                               an Indiana corporation
                               MIDWEST RAILROAD CONSTRUCTION & MAINTENANCE
                               CORPORATION OF WYOMING, a Wyoming corporation MIDWEST RW, INC., a Delaware corporation
                               MINNESOTA RAILROAD SERVICE, INC.,
                               a Tennessee corporation
                               NEOSHO ASIA, INC.,
                               a Kansas corporation
                               NEOSHO CENTRAL AMERICA, INC.,
                               a Kansas corporation
                               NEOSHO CONSTRUCTION COMPANY, INCORPORATED, a Kansas corporation
                               NEOSHO CONTRACTORS, INC.,
                               a Wyoming corporation
                               NEOSHO INCORPORATED,
                               a Kansas corporation
                               NEOSHO INTERNATIONAL, INC.,
                               a Kansas corporation
                               NEW ENGLAND RAILROAD CONSTRUCTION CO., INC., a Connecticut corporation
                               NORTHERN RAIL SERVICE AND SUPPLY COMPANY, INC., a Michigan corporation
                               PARSONS RAILWAY SHOPS, INC.,
                               a Kansas corporation
                               R. & M. B. RAIL CO., INC.,
                               an Indiana corporation
                               RAILCORP, INC.,
                               an Ohio corporation
                               RAILROAD RESOURCES, INC.,
                               a Missouri corporation
                               RAILROAD SERVICE, INC.,
                               a Nevada corporation
                               RAILROAD SPECIALTIES, INC.,
                               an Indiana corporation
                               SOUTHERN INDIANA WOOD PRESERVING CO., INC., an Indiana corporation

                               By: /s/ Michael R. Azarela
                                  ------------------------------------------
                               Name:  Michael R. Azarela
                               Title: Executive Vice President of each
                                      of the foregoing Domestic Guarantors

                           [Signature Pages Continue]

                                    U.S. RAILWAY SUPPLY, INC.,
                                    an Indiana corporation
                                    U.S. TRACKWORKS, INC.,
                                    a Michigan corporation
                                    V&R ELECTRICAL CONTRACTORS, INC.,
                                    a New York corporation
                                    WM. A. SMITH CONSTRUCTION CO., INC.,
                                    a Texas corporation
                                    WM. A. SMITH RERAILING SERVICES, INC.,
                                    a Texas corporation

                                    By: /s/ Michael R. Azarela
                                       ----------------------------------------
                                    Name:  Michael R. Azarela
                                    Title: Executive Vice President of each
                                           of the foregoing Domestic Guarantors

                                    L.K. COMSTOCK & COMPANY, INC.,
                                    a New York corporation

                                    By: /s/ C. William Moore
                                       ----------------------------------------
                                    Name:  C. William Moore
                                    Title: Chief Executive Officer and President

                                    F&V METRO RW, INC.,
                                    a Delaware corporation

                                    By: /s/ John P. Nuzzo
                                       ----------------------------------------
                                    Name:   John P. Nuzzo
                                    Title:  Assistant Secretary

                                    GANTREX RW, INC.,
                                    a Delaware corporation
                                    GANTREX SYSTEMS, INC.,
                                    a Delaware corporation
                                    RAILWORKS CANADA, INC.
                                    a Delaware corporation

                                    By: /s/ John P. Nuzzo
                                       ----------------------------------------
                                    Name:   John P. Nuzzo
                                    Title:  Secretary of each of the foregoing
                                            Domestic Guarantors

                                    By: Michael R. Azarela
                                       ----------------------------------------
                                    Name:  Michael R. Azarela
                                    Title: Executive Vice President of each
                                           of the foregoing Domestic Guarantors

                           [Signature Pages Continue]

CANADIAN
GUARANTORS:
                                    GANTREX GROUP, LTD.,
                                    an Ontario corporation
                                    GANTREX HOLDINGS-CANADA, INC.,
                                    a Nova Scotia corporation
                                    GANTREX LIMITED,
                                    an Ontario corporation
                                    GANTREX SYSTEMS LIMITED,
                                    an Ontario corporation
                                    PACIFIC NORTHERN RAIL CONTRACTORS CORP., a British Columbia company
                                    PACIFIC NORTHERN RAIL HOLDINGS LTD.,
                                    a British Columbia company
                                    PACIFIC NORTHERN RAIL RW, INCORPORATED,
                                    a Nova Scotia corporation
                                    PNR LEASING LTD.,
                                    a British Columbia company
                                    PNR INVESTMENTS LTD.,
                                    a British Columbia company

                                    By: Michael R. Azarela
                                       ----------------------------------------
                                    Name:  Michael R. Azarela
                                    Title: Executive Vice President of each
                                           of the foregoing Canadian Guarantors

                           [Signature Pages Continue]

LENDERS:                  BANK OF AMERICA, N.A.,
                          individually in its capacity as a Lender and in its capacity as Domestic Administrative Agent

                          By: /s/ Monica Brandes
                             ----------------------------------------
                          Name: Monica Brandes
                          Title: Senior Vice President

                          BANK OF AMERICA CANADA,
                          individually in its capacity as a Lender and in its capacity as Canadian Administrative Agent

                          By: /s/ Monica Brandes
                             ----------------------------------------
                          Name: Monica Brandes
                          Title: Senior Vice President

                          FIRST UNION NATIONAL BANK

                          By: /s/ Barbara Gell Carroll
                             ----------------------------------------
                          Name: Barbara Gell Carroll
                          Title: Senior Vice President

                          SUMMIT BANK

                          By:
                             ----------------------------------------
                          Name:
                          Title:

                          FLEET BANK, N.A.

                          By:
                             ----------------------------------------
                          Name:
                          Title:

                          KEYBANK NATIONAL ASSOCIATION

                          By:
                             ----------------------------------------
                          Name:
                          Title:

                          BANK ONE OF MICHIGAN

                          By:
                             ----------------------------------------
                          Name:
                          Title:

                           [Signature Pages Continue]

                                    M&T BANK

                                    By: /s/ Michael Weinstock
                                       ----------------------------------
                                    Name: Michael Weinstock
                                    Title: Vice President


                                    CONGRESS FINANCIAL CORPORATION [CANADA]

                                    By:
                                       ----------------------------------
                                    Name:
                                    Title:

                                   Schedule A
                               to Amendment No. 1
                              RailWorks Corporation

                   UCC-1 Financing Statements to be Terminated

1.       Filing Jurisdiction:       Indiana Secretary of State
         Debtor:                    Annex Railroad Builders, Inc.
         Secured Party:             First Bank and Trust Company
         Filing No.:                1308428
         Filing Date:               11/7/86

2.       Filing Jurisdiction:       Alabama Secretary of State
         Debtor:                    Birmingham Wood, Inc.
         Secured Party:             First Commercial Bank
         Filing No.:                B89-01225
         Filing Date:               7/27/89

3.       Filing Jurisdiction:       New York Secretary of State
         Debtors:                   F&V Metro Contracting Corp.
                                    Impulse Enterprises of New York, Inc.
                                    V&R Electrical Contractors, Inc.
         Secured Party:             Fleet Bank, N.A.
         Filing No.:                087915
         Filing Date:               4/29/97

4.       Filing Jurisdiction:       New York Secretary of State
         Debtors:                         F&V Metro Contracting Corp.
                                    Impulse Enterprises of New York, Inc.
                                    V&R Electrical Contractors, Inc.
         Secured Party:             Atlantic Bank of New York
         Filing No.:                097835
         Filing Date:               5/14/97

5.       Filing Jurisdiction:       Suffolk County, New York
         Debtors:                        F&V Metro Contracting Corp.
                                    Impulse Enterprises of New York, Inc.
                                    V&R Electrical Contractors, Inc.
         Secured Party:             Fleet Bank, N.A.
         Filing No.:                97-07583
         Filing Date:               5/1/97

6.       Filing Jurisdiction:       Suffolk County, New York
         Debtors:                        F&V Metro Contracting Corp.
                                    Impulse Enterprises of New York, Inc.
                                    V&R Electrical Contractors, Inc.
         Secured Party:             Atlantic Bank of New York
         Filing No.:                97-08392
         Filing Date:               5/14/97

7.       Filing Jurisdiction:       Alabama Secretary of State
         Debtor:                    McCord Treated Wood, Inc.
         Secured Party:             First Commercial Bank
         Filing No.:                B92-23428
         Filing Date:               6/30/92

8.       Filing Jurisdiction:       Wyoming Secretary of State
         Debtors:                         MidWest Railroad Construction
                                    and Maintenance Corporation of
                                      Wyoming
         Secured Party:             Grand National Bank
         Filing No.:                96163131B09
         Filing Date:               6/11/96

9.       Filing Jurisdiction:       Indiana Secretary of State
         Debtor:                    Railroad Specialties, Inc.
         Secured Party:             National City Bank, Indiana
         Filing No.:                2219576
         Filing Date:               10/21/98

10.      Filing Jurisdiction:       Queens County, New York
         Debtor:                    Sheldon Electric, Inc.
         Secured Party:             Bernard Herman
         Filing No.:                94PQ14500
         Filing Date:               9/8/94

11.      Filing Jurisdiction:       Indiana Secretary of State
         Debtor:                    Southern Indiana Wood Preserving
         Secured Party:             Key Bank National Association
         Filing No.:                2202862
         Filing Date:               7/13/98

                                   Schedule B
                               to Amendment No. 1
                              RailWorks Corporation

                   UCC-1 Financing Statements to be Terminated

1.       Filing Jurisdiction:       Kansas Secretary of State
         Debtor:                    Neosho Construction Company, Inc.
         Secured Party:             Commerce Bank and Trust
         Filing No.:                2059797
         Filing Date:               9/13/94

2.       Filing Jurisdiction:       Kansas Secretary of State
         Debtor:                    Neosho Construction Company, Inc.
         Secured Party:             Commerce Bank and Trust
         Filing No.:                2221291
         Filing Date:               2/26/96

3.       Filing Jurisdiction:       Kansas Secretary of State
         Debtor:                    Neosho Construction Company, Inc.
         Secured Party:             Commerce Bank and Trust
         Filing No.:                2508924
         Filing Date:               11/25/98

                                   Schedule B
                               to Amendment No. 1
                              RailWorks Corporation

                  Unsatisfied Conditions in Post-Closing Letter

1. Receipt by the Domestic Administrative Agent of opinions of counsel to the Canadian Credit Parties relating to the Credit Documents and the transactions contemplated thereby, in each case in form and substance reasonably satisfactory to the Domestic Administrative Agent and each of the Canadian Lenders.

2. Receipt by the Domestic Administrative Agent of the corporate documents required by Section 5.1(f) of the Credit Agreement for each of the Canadian Credit Parties (other than the Domestic Borrower).

3. Receipt by the Collateral Agent of original stock certificates and related stock powers (in each case conforming to the requirements of the Canadian Pledge Agreement) evidencing the Pledged Stock (as defined in the Canadian Pledge Agreement) of Gantrex Group, Ltd. (the issuer thereof is Gantrex Systems Ltd.).

                                   Schedule C
                               to Amendment No. 1
                              RailWorks Corporation

                   PPSA Financing Statements to be Terminated

1.       Filing Jurisdiction:    Ontario
         Debtors:                Gantrex Limited
                                 Gantrex Systems Limited
         Secured Party:          London Guarantee Insurance Company
         File No.:               838814292
         Reg. No.:               19990309  1358  6055  0050
         Expiry Date:            3/9/08

2.       Filing Jurisdiction:    Ontario
         Debtor:                 Pacific Northern Rail Contractors Holdings Ltd.
         Secured Party:          Royal Bank of Canada
         File No.:               840049029
         Reg. No.:               19980422  1808  1531  5074
         Expiry Date:            4/22/03

3.       Filing Jurisdiction:    Ontario
         Debtor:                 Pacific Northern Rail Contractors Corp.
         Secured Party:          Royal Bank of Canada
         File No.:               840049011
         Reg. No.:               19980422  1808  1531  5073
         Expiry Date:            4/22/03

4.       Filing Jurisdiction:    British Columbia
         Debtor:                 Pacific Northern Rail Contractors Holdings Ltd.
         Secured Party:          Royal Bank of Canada
         Base Reg. No.:          7472141
         Reg. Date:              1/29/98
         Expiry Date:            1/29/03

5.       Filing Jurisdiction:    British Columbia
         Debtor:                 Pacific Northern Rail Contractors Corp.
         Secured Party:          Pacific Northern Rail Contractors Holdings Ltd.
         Base Reg. No.:          6530385
         Reg. Date:              8/6/96
         Expiry Date:            8/6/11

6.       Filing Jurisdiction:    British Columbia
         Debtor:                 Pacific Northern Rail Contractors Corp.
         Secured Party:          Pacific Northern Rail Contractors Holdings Ltd.
         Base Reg. No.:          6907125
         Reg. Date:              3/13/97
         Expiry Date:            3/13/12

7.       Filing Jurisdiction:    British Columbia
         Debtor:                 Pacific Northern Rail Contractors Corp.
         Secured Party:          Royal Bank of Canada
         Base Reg. No.:          7472134
         Reg. Date:              1/29/98
         Expiry Date:            1/29/03